UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 30, 2008

CNX GAS CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	001-32723	20-3170639
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

5 Penn Center West, Suite 401 Pittsburgh, Pennsylvania	15276
(Address of principal executive offices)	(Zip code)

Registrant’s telephone number, including area code:

(412) 200-6700

Not applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement.

CNX Gas Corporation (“CNX Gas”) and CONSOL Energy Inc. (“CONSOL Energy”), and certain of each of their subsidiaries, have entered into Amendment No. 1, dated as of May 30, 2008 (the “Amendment”), to the Master Cooperation and Safety Agreement dated as of August 1, 2005. The Amendment is attached as Exhibit 10.1 to this Form 8-K and is incorporated by reference herein. A brief description of the Amendment is set forth below and such description is qualified by the complete Amendment attached hereto.

Under the Amendment, in order to provide greater certainty with respect to the allocation of allowances and credits relating to greenhouse gas emissions, CNX Gas and CONSOL Energy have agreed that effective as of August 1, 2005:

•

CNX Gas and CONSOL Energy each own 100% of their own (and their respective subsidiaries’) baseline emission allowances awarded under any voluntary or mandatory program that restricts greenhouse gas emissions, such as a mandatory cap and trade program, except that the ownership of additional allowances awarded in excess of each party’s baseline allowances will be subject to adjustment according to the equities of the circumstances giving rise to the additional allowances, and absent such equities these additional allowances will be split 50-50 between CNX Gas and CONSOL Energy; and

•

CNX Gas and CONSOL Energy each own 50% of any greenhouse gas emission reduction credits to which either of them (or their respective subsidiaries) is entitled in respect of the gas rights that were transferred to CNX Gas upon separation from CONSOL Energy in 2005, under any voluntary or mandatory program for which credit is given for the reduction of greenhouse gas emissions, subject to adjustment to reflect the equities of the circumstances giving rise to such credits.

For purposes of the Master Cooperation and Safety Agreement, as amended, CNX Gas and its subsidiaries are not included as subsidiaries of CONSOL Energy.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No.	Description
10.1	Amendment No. 1 to the Master Cooperation and Safety Agreement dated as of May 30, 2008, between CONSOL Energy Inc. and certain of its subsidiaries, on the one hand, and CNX Gas Corporation and certain of its subsidiaries, on the other hand.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CNX GAS CORPORATION

By:	/s/ Stephen W. Johnson
Stephen W. Johnson
Executive Vice President and General Counsel

Dated: June 2, 2008

EXHIBIT INDEX

Exhibit No.	Description
10.1

Amendment No. 1 to the Master Cooperation and Safety Agreement dated as of May 30, 2008, between CONSOL Energy Inc. and certain of its subsidiaries, on the one hand, and CNX Gas Corporation and certain of its subsidiaries, on the other hand.